UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 3, 2012

DIGIMARC CORPORATION

(Exact name of registrant as specified in its charter)

Oregon	001-34108	26-2828185
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

9405 SW Gemini Drive, Beaverton, Oregon 97008

(Address of principal executive offices) (Zip Code)

(503) 469-4800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.	Completion of Acquisition or Disposition of Assets

On December 3, 2012, Digimarc Corporation (the “Company”) acquired Attributor Corporation (“Attributor”) pursuant to an Agreement and Plan of Merger (the “Merger Agreement”) by and among the Company, DA Sub Inc., a wholly owned subsidiary of the Company (“Merger Sub”), Attributor, and Fortis Advisors LLC, as the representative for Attributor’s securityholders. In accordance with the terms of the Merger Agreement, Merger Sub merged with and into Attributor (the “Merger”), with Attributor surviving the Merger as a wholly owned subsidiary of the Company.

Under the terms of the Merger Agreement, the purchase price for the transaction is $5,600,000 in cash, subject to certain adjustments, and the Attributor stockholders may receive up to an additional $900,000 if certain performance objectives are met for fiscal years 2012 and 2013, as set forth in the Merger Agreement. In addition, certain key employees of Attributor will receive restricted shares of common stock of the Company, issued pursuant to the Company’s 2008 Incentive Plan.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is filed as Exhibit 2.1 hereto. The Merger Agreement is included to provide investors and security holders with information regarding its terms. It is not intended to provide any other factual information about Digimarc Corporation or the other parties thereto. In particular, the assertions embodied in Attributor’s representations and warranties in the Merger Agreement are qualified by information in the disclosure schedule provided by Attributor to Digimarc Corporation and Merger Sub in connection with the signing of the Merger Agreement. This disclosure schedule contains information that modifies, qualifies and creates exceptions to the representations and warranties set forth in the Merger Agreement. Moreover, certain representations and warranties in the Merger Agreement were used for the purpose of allocating risk between the parties thereto rather than establishing matters as facts. Accordingly, investors and securityholders should not rely on the representations and warranties in the Merger Agreement as characterizations of the actual state of facts about the parties thereto.

Item 7.01	Regulation FD Disclosure

On December 3, 2012, the Company issued a press release announcing the acquisition of Attributor. On the same date, the Company issued a press release announcing the extension of the Company’s stock repurchase program. Copies of these press releases are attached hereto as Exhibit 99.1 and Exhibit 99.2, respectively.

Item 8.01	Other Events

In connection with the disclosure provided under Item 2.01, the Company is providing the following risk factors for the purpose of updating the risk factor disclosure contained in its public filings, including those discussed under Part I, Item 1A, “Risk Factors,” in its Annual Report on Form 10-K for the fiscal year ended December 31, 2011, which was filed with the Securities and Exchange Commission on February 27, 2012.

We recently completed an acquisition and may acquire or invest in other companies or technologies in the future, which could divert management’s attention, result in additional dilution to our stockholders, increase expenses, disrupt our operations and harm our operating results.

We recently completed the acquisition of Attributor Corporation, and we may in the future acquire or invest in businesses, products or technologies that we believe could complement or expand our current product and service offerings, enhance our technical capabilities, expand our operations into new markets or otherwise offer growth opportunities. We cannot assure you that we will realize the anticipated benefits of our recent or any future acquisition. The pursuit of potential acquisitions may divert the attention of management and cause us to incur various expenses related to identifying, investigating and pursuing suitable acquisitions, whether or not they are consummated.

There are inherent risks in integrating and managing acquisitions. We may not be able to assimilate or integrate the acquired personnel, operations and technologies successfully or effectively manage the combined business following an acquisition. We also may not achieve the anticipated benefits from an acquired business due to a number of factors, including:

•	unanticipated costs or liabilities associated with the acquisition;

•	incurrence of acquisition-related costs, which would be recognized as a current period expense;

•	inability to generate sufficient revenues to offset acquisition or investment costs;

•	the inability to maintain relationships with customers and partners of the acquired business;

•	the need to implement additional controls, procedures and policies;

•	entry into geographic markets in which we have little or no prior experience, and challenges caused by distance, language and cultural differences;

•	differences in foreign labor and employment laws, including classification of employees and contractors;

•	disruption of our ongoing business;

•	the potential loss of key employees; and

•	use of substantial portions of our available cash or the incurrence of debt to consummate the acquisition.

Acquisitions could also result in dilutive issuances of equity securities or the incurrence of debt, which could adversely affect our operating results. In addition, if an acquired business fails to meet our expectations, our operating results, business and financial condition may suffer.

An increase in our operations outside of the U.S. subjects us to risks additional to those to which we are exposed in our domestic operations.

We believe that revenue from sales of products and services to commercial, governmental and other customers outside the U.S. could represent a growing percentage of our total revenue in the future. In addition, as a result of our recent acquisition of Attributor Corporation, we may perform certain functions in various jurisdictions outside of the U.S. International operations are subject to a number of risks that can adversely affect our sales of products and services to customers outside of the U.S., or expose us to additional expense or liabilities, including the following:

•	difficulties and costs of staffing, developing and managing foreign operations as a result of distance, language and cultural differences;

•	the effect of laws governing employee and contractor relationships, and the existence of workers’ councils and labor unions in some jurisdictions;

•	changes in foreign government regulations and security requirements;

•	export license requirements, tariffs and taxes;

•	trade barriers;

•	difficulty in protecting intellectual property;

•	difficulty in collecting accounts receivable;

•	currency fluctuations;

•	longer payment cycles than those for customers in the U.S.;

•	difficulty in managing foreign operations; and

•	political and economic instability.

We do not have an extensive operational infrastructure for international business. We generally depend on local or international business partners and subcontractors for performance of substantial portions of our business. These factors may result in greater risk of performance problems or of reduced profitability with respect to our international programs in these markets. In addition, if foreign customers, in particular foreign government authorities, terminate or delay the implementation of our products and services, it may be difficult for us to recover our potential losses.

Item 9.01.	Financial Statements and Exhibits

(a) Financial Statements of Businesses Acquired.

Any financial statements required by Item 9.01(a) of Form 8-K will be filed by amendment to this Current Report on Form 8-K no later than 71 days after the date on which this Current Report on Form 8-K is required to be filed.

(b) Pro Forma Financial Information.

Any pro forma financial information required by Item 9.01(b) of Form 8-K will be filed by amendment to this Current Report on Form 8-K no later than 71 days after the date on which this Current Report on Form 8-K is required to be filed.

(d) Exhibits

Exhibit No.	Description

2.1	Agreement and Plan of Merger, by and among Digimarc Corporation, DA Sub Inc., a wholly owned subsidiary of Digimarc Corporation, Attributor Corporation, and Fortis Advisors LLC, as the representative for Attributor Corporation’s securityholders.*

99.1	Press Release dated December 3, 2012 (furnished, not filed, herewith).

99.2	Press Release dated December 3, 2012 (furnished, not filed, herewith).

*	Schedules and certain exhibits to the Merger Agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Digimarc hereby undertakes to furnish to the Securities and Exchange Commission (the “Commission”) copies of the omitted schedules and exhibits upon request by the Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 4, 2012

By:	/s/ Robert P. Chamness
Robert P. Chamness
Executive Vice President, Chief Legal Officer and Secretary

INDEX TO EXHIBITS

Exhibit No.	Description

2.1	Agreement and Plan of Merger, by and among Digimarc Corporation, DA Sub Inc., a wholly owned subsidiary of Digimarc Corporation, Attributor Corporation, and Fortis Advisors LLC, as the representative for Attributor Corporation’s securityholders.*

99.1	Press Release dated December 3, 2012 (furnished, not filed, herewith).

99.2	Press Release dated December 3, 2012 (furnished, not filed, herewith).

*	Schedules and certain exhibits to the Merger Agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Digimarc hereby undertakes to furnish to the Securities and Exchange Commission (the “Commission”) copies of the omitted schedules and exhibits upon request by the Commission.